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                                   EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints DAVID A. VOIGHT, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Registration Statement on Form S-8 of First Citizens Banc Corp including any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         This power of attorney has been signed by the following persons in the capacities and on the dates indicated below.

Signature                        Title                          Date
---------                        -----                          ----

/s/ David A. Voight              President, Chief Executive     August 22, 2002
-------------------              Officer and Director
David A. Voight


/s/ John L. Bacon                Director                       August 22, 2002
-----------------
John L. Bacon


/s/ Robert L. Bordner            Director                       August 26, 2002
---------------------
Robert L. Bordner


/s/ Mary Lee G. Close            Director                       August 28, 2002
---------------------
Mary Lee G. Close


/s/ Blythe A. Friedley           Director                       August 22, 2002
----------------------
Blythe A. Friedley


/s/ Richard B. Fuller            Director                       August 28, 2002
---------------------
Richard B. Fuller


/s/ H. Lowell Hoffman, M.D.      Director                       August 28, 2002
---------------------------
H. Lowell Hoffman, M.D.


/s/ Lowell W. Leech              Director                       August 22, 2002
-------------------
Lowell W. Leech
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Signature                        Title                          Date
---------                        -----                          ----

/s/ Dean S. Lucal                Director                       August 22, 2002
-----------------
Dean S. Lucal


/s/ W. Patrick Murray            Director                       August 30, 2002
---------------------
W. Patrick Murray


/s/ George L. Mylander           Director                       August 27, 2002
----------------------
George L. Mylander


/s/ Paul H. Pheiffer             Director                       August 29, 2002
--------------------
Paul H. Pheiffer


/s/ Robert L. Ransom             Director                       August 22, 2002
--------------------
Robert L. Ransom


/s/ Leslie D. Stoneham           Director                       August 23, 2002
----------------------
Leslie D. Stoneham


/s/ David H. Strack, D.D.S.      Director                       August 28, 2002
---------------------------
David H. Strack, D.D.S.


/s/ Daniel J. White              Director                       August 23, 2002
-------------------
Daniel J. White